Exhibit 99.1

TENNESSEE COMMERCE BANCORP, INC. NASDAQ: TNCC www.tncommercebank.com

2 Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements, which are based on assumptions and estimates and describe our future plans, strategies, and expectations, are generally identifiable by the use of the words “anticipate,” “will,” “believe,” “may,” “could,” “would,” “should,” “estimate,” “expect,” “intend,” “seek,” or similar expressions. These forward-looking statements may address, among other things, our business plans, objectives or goals for future operations or expansion, including efforts to increase core deposits, our forecasted revenues, earnings, assets, or other measures of performance, including asset performance, or estimates of risks and future costs and benefits. Although these statements reflect our good faith belief based on current expectations, estimates and projections, they are subject to risks, uncertainties and assumptions, and are not guarantees of future performance. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this presentation include, but are not limited to: the effects of future economic, business and market conditions and changes, domestic and foreign, that may affect general economic conditions; governmental monetary and fiscal policies; legislative and regulatory changes, including changes in banking, securities and tax laws, regulations and policies and their application by our regulators, and changes in the scope and cost of FDIC insurance and other coverage; negative developments in the financial services industry and U.S. and global credit markets; the effect of capital constraints on our pace of growth and our ability to raise additional capital when needed, and the Dodd-Frank Act, which changes the definition and amounts of minimum capital required of banking institutions; the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand and the values and liquidity of loan collateral, securities and interest-sensitive assets and liabilities; fluctuations in non-interest income, including limitations on bank fees and charges contained in the Dodd-Frank Act; the financial health of the local economies in which we do business; our concentration of commercial and industrial loans; the sufficiency of our current sources of funds; our use of internet and brokered deposits; informal or formal enforcement actions to which we may become subject; our reliance on key personnel; changes in accounting policies, rules and practices; changes in borrower credit risks and payment behaviors; changes in the availability and cost of credit and capital in the financial markets; changes in the prices, values and sales volumes of real and personal property that we need to dispose of following foreclosure; the failure of assumptions and estimates underlying the establishment of reserves for possible loan losses and other estimates; certain risks related to mergers, acquisitions and divestitures, including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; changes in technology or products that may be more difficult and costly or less effective than anticipated; the payment and liquidation rights of holders of our Fixed Rate Cumulative Perpetual Preferred Stock, Series A, and holders of our subordinated debentures; any future issuances of our common stock or other equity securities; reductions in our deferred tax assets; reductions in the amount of net operating loss carry-forwards that we may be able to utilize for income tax purposes; and other factors and risks described in any of our reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934. If one or more of these risks or uncertainties materialize, or if any of our underlying assumptions prove incorrect, our actual results, performance, or achievements may vary materially from future results, performance, or achievements expressed or implied by these forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements in this section. We do not intend to and assume no responsibility for updating or revising any forward-looking statements contained in this presentation, whether as a result of new information, future events, or otherwise.

3 Company Overview Tennessee Commerce Bank is a $1.5 billion business bank located in Franklin, TN, within the Nashville MSA Core strategic focus on secured lending to small and mid-sized businesses Over 50% of our loan portfolio consists of C&I Focused on C&I lending for over a decade The vast majority of our loans are well secured by a variety of collateral Highly experienced management team Majority of the senior management team has 30+ years of commercial lending experience Lenders have on average 29 years of experience Growing steadily and profitably; opportunity to fill the gap left by distracted competitors

4 Company Profile Business bank focused on secured lending to small and medium sized businesses, entrepreneurs and professionals in the Nashville MSA Headquartered in Franklin (Williamson County), TN Assets: $1.5 billion Net Loans: $1.2 billion TBV / Share: $7.31 Market Cap (February 4, 2011): $61.2 million Price / Tangible Book Value: 0.68x Net Interest Margin (Q4 2010): 3.93% Efficiency Ratio (Q4 2010): 62.09% TCE / TA: 6.14% Tier 1 Common Ratio: 5.17% Total Risk Based Capital Ratio: 12.61%

5 Investment Highlights Business bank focused on lending to small and medium sized enterprises (“SME”) Decade of C&I lending experience 42.0% CAGR in assets over last 10 years; not reliant on M&A for growth Experienced management team whose interests are aligned with shareholders Significant growth opportunities Opportunity to take market share from distracted competitors such as Regions, Bank of America, SunTrust, Fifth Third, Wells Fargo and Synovus Lending teams already in place with the capacity to support additional growth Opportunity to lift out additional lending teams from weakened competitors Experienced team currently in place to evaluate distressed asset purchases Opportunity to increase deposits through cross-selling and expansion of deposit team Attractive market demographics Local economy has experienced rapid growth from diverse industries including health services, education, automotive, publishing, insurance and technology Williamson County has 17th highest median income in the U.S. High concentration of entrepreneurs in local business community, one of the top 10 cities for start-ups Differentiated business model Long-term relationships and a firm understanding of our clients’ businesses and cash flows Ability to evaluate opportunities and respond quickly to lending opportunities Expertise in areas of specialty finance in addition to conventional commercial lending Strong emphasis on customer service results in above average returns Source: ESRI and SNL Financial

6 Management Team Name Position Years in Industry Years at TNCC Background Michael R. Sapp Chairman, Chief Executive Officer and President 33 11 Senior Vice President – First American National Lending Officer – BancOhio National Bank Frank Perez Chief Financial Officer 13 3 CFO – Cumberland Bank & Trust, Audit Manager – Crowell & Crowell, PLLC Senior Accountant – AIG American General Senior Accountant – Crowe Chizek H. Lamar Cox Chief Operating Officer 42 11 Various positions at NationsBank of Tennessee, C&S Bank, Hibernia Bank and Commerce Union Tommy Crocker Chief Risk Officer 31 5 Senior Vice President – First American National President & COO – First American Commercial Finance Doug Rogers National Lending Executive 36 6 Commercial Lender – Commerce Union Bank Commercial Lender – First American National John Burton Regional Lending Executive 36 8 Senior Vice President – Commerce Union CFO – Advanced Integrated Technologies Average years experience: Average years of experience per lender: 32 29

7 Q4 Results Summary Net income, before preferred dividend, of $928,000; $0.05 per diluted share (after preferred dividend) Represents ROAA of 0.15% and ROACE of 2.39% Net interest income of $13.6 million representing an improvement of 3.03% compared to Q4 2009 Net interest margin of 3.93% Efficiency ratio of 62.09% Credit trends: Adjusted NPAs¹ increased $4.6 million from the third quarter to 6.27% of total assets (slightly offset by a $2.1 million reduction in repossessed assets) NPLs + loans 90 days past due increased $5.8 million from the third quarter to 4.7% of total loans LLP decreased $3.4 million from the third quarter to $3.8 million Reserves decreased from the third quarter to $21.5 million, representing 1.75% of total loans Early stage delinquencies, not included in non-performing loans, improved significantly from 2.7% in the third quarter to 1.5% in the fourth quarter. ¹ Adjusted non-performing assets are comprised of nonaccrual loans, troubled debt, loans 90+ days past due, repossessions and other real estate owned

8 Our Market We operate in the Nashville Metropolitan market, more specifically Williamson and Davidson counties, from our headquarters in Franklin Williamson County is one of the most affluent and rapidly growing counties in the nation with 48% of households earning above $100,000 per year in 2009 Population has grown approximately 40% since 2000 Franklin is the headquarters for a variety of automotive, technology, insurance, publishing and health services companies Favorable tax and pro-business political climate has been a major factor in companies relocating to Tennessee and Williamson county Regional demographics of the I-65 corridor: Nashville is a top region for industry expansion and not reliant on any single sector for growth The Huntsville, AL area is experiencing meaningful growth due to new technology firms establishing a presence in the area Birmingham, AL is one of the top 10 Southeastern technology centers and offers meaningful growth opportunities as a result of national banking consolidations Chattanooga was ranked 8th by Forbes out of the top 100 largest metro areas for the best “Bang for your Buck”. It’s economy is driven by a growing mix of manufacturing and service industries Six Interstate Legs Meet in Nashville Source: ESRI and SNL Financial “Williamson County on radar for 21 companies looking for new homes, Economic Development director says.”

9 C&I Focus Secured lender with over 96% of our portfolio is collateralized by physical assets / personal guarantees, resulting in low historical loss levels (average of 89 basis points per year for the past 5 years) No shared national credits and no sub-prime or alt-A loans Small but highly liquid and conservative investment portfolio Direct / owner managed business lending in markets we know well Credit enhanced lending including USDA credit enhancement under its Rural Development Program loans Growing and profitable specialty lender High quality loans; mission critical equipment with above average returns and prospective future growth Opportunity to grow in this market as traditional lenders such as CIT and GE pull back Finance transactions for NYSE, Bank of America, SunTrust, Zions Bancorp and U-Haul Expertise in additional specialty finance areas including tax leases and asset-based lending High customer attraction and retention rate due to service-oriented business model Scalable business platform and efficient operating model

10 Efficient Model Efficiency Ratio Assets Per Employee (millions) Revenue Per Employee (millions) ¹ Annualized

11 Deposit Composition As of 12/31/2010 Types of Deposits Q4 2009 Q4 2010 % r Money Market & Savings 279,948 364,489 30.20% Demand & Now 36,042 30,677 -14.89% IRA 36,206 37,004 2.20% Time Deposits < $100,000 411,005 479,509 16.67% Time Deposits > $100,000 317,643 284,422 -10.46% Brokered deposits 161,698 102,950 -36.33% Total Deposits 1,242,542 1,299,051 Deposit Metrics Core Deposits / Total Deposits 61.42% 70.18% Cost of Total Deposits 2.75% 2.09% Loans / Total Deposits 92.66% 93.02% Wholesale / Total Deposits 38.58% 29.82%

12 Deposit Strategy Our nearest branch is on your phone, laptop or desktop computer rather than brick and mortar Significant opportunities exist in our current business book to increase deposits Cross-sell depository services to our existing borrowing customers, as less than 10% currently have deposit relationships Cross-sell checking, bill payment and internet banking to current CD customers Acquire new depository customers by focusing on municipalities and high balance businesses through direct calling and technology based products Recruiting an experienced deposit-focused team Recruiting a Chief Deposit Officer Deposit team is being created and incentivized based on number and type of acquired accounts and average balances We began calling on deposit prospects in early July We continue to increase our product and service offerings to our clients Significant investments have been made in internet banking systems Deployed BlackBerry, iPhone and Droid apps Remote Capture Allows customers to make deposits from their place of business Gives us more transparency into our customers’ cash flows Free Courier Service Suite of cash management products and services

13 Loan Portfolio Composition As of 12/31/10 % Commercial & Industrial 648,187 52.7% Traditional C&I 416,519 Large Specialty Lending 94,292 Small Specialty Lending 137,376 Real Estate-Construction 115,882 9.4% Commercial 104,738 Retail 11,144 Real Estate 1-4 Family 42,101 3.4% Real Estate-Commercial 307,406 25.0% Non-Owner Occupied 185,882 Owner Occupied 90,585 Multi Family 30,939 Consumer 3,692 0.3% Tax Leases 112,543 9.2% Total 1,229,811

Profitability Metrics 14 Net Interest Margin Return on Average Common Equity Return on Average Assets Pre-Tax Pre-Provision Earnings Per Share

15 Credit Metrics Net Charge-offs / Average Loans Nonperforming Assets / Assets Nonperforming Loans / Gross Loans Loan Loss Reserve / Nonperforming Loans Q4 2010 has $30.6 million in repossessed assets that have been marked to market and are being held on the balance sheet as part of management’s strategy to take advantage of potential price appreciation as economic conditions improve.

Capital Position 16 Capital Ratios as of: 12/31/2009 12/31/2010 Tangible Common / Tangible Assets 4.79 6.14 Tier 1 Leverage 8.93 9.94 Tier 1 Common 5.43 5.17 Tier 1 Capital 9.57 11.36 Total Capital 10.83 12.61

Conclusion 17 Experienced management team, interests aligned with shareholders Attractive geography with strong organic growth prospects Strong historical performance Significant growth opportunities, ability to capitalize on current market dislocation Differentiated business model Attractive valuation

18 Investor Relations Contact Frank Perez, Chief Financial Officer Tennessee Commerce Bancorp, Inc. 381 Mallory Station Rd. Franklin, TN 37067 Tel: (615) 599-2274 Fax: (615) 807-3206 Email: IR@tncommercebank.com

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